EXHIBIT 99.1
NEWS RELEASE

Contact:	Stephen Zsigray	Joe Calabrese
	Chief Executive Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

ASHFORD TRUST REPORTS THIRD QUARTER 2026 RESULTS
DALLAS – November 10, 2026 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2026. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2026 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2026 with the third quarter ended September 30, 2025 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
THIRD QUARTER 2026 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 7.3% to $140.8 during the quarter on a 6.1% increase in Comparable ADR and a 1.2% increase in Comparable Occupancy.
•Net income attributable to common stockholders was $2.5 million or $0.12 per diluted share for the quarter, compared to a net loss attributable to common stockholders of $(69.0) million, or $(11.35) per share, in the prior-year quarter.
•Adjusted EBITDAre was $34.9 million for the quarter.
•Adjusted funds from operations (AFFO) per diluted share was $(2.22) for the quarter, compared to $(2.85) for the prior-year quarter. Year to date, AFFO per diluted share was $0.44, compared to $(3.13) for the prior-year period.
•Comparable Hotel EBITDA was $55.5 million for the quarter, reflecting growth of 6.9% over the prior year quarter. Year to date, Comparable Hotel EBITDA increased 6.8% and Comparable Hotel EBITDA margin expanded 70 basis points to 29.8%.
•The Company ended the quarter with cash and cash equivalents of $87.3 million and restricted cash of $122.1 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $29.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $68.4 million.
•Total debt was $1.9 billion at September 30, 2026, a decrease of $677.4 million, or 26.4%, from $2.6 billion at December 31, 2025.
•Interest expense, net of discount amortization, was $47.4 million for the quarter, a decrease of 15.9% from $56.3 million in the prior-year quarter.
•CapEx invested during the quarter was $18.6 million.

AHT Reports Third Quarter Results

November 10, 2026
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company closed on four hotel sales for combined gross proceeds of $145.8 million or $134,300 per key. These sales also avoid an estimated $26.7 million or $24,600 per key, of capital expenditures, for total value of $172.5 million, or $158,900 per key, including gross proceeds. These hotels include:
◦Marriott Fremont Silicon Valley
◦Hyatt Regency Long Island
◦Embassy Suites by Hilton Dulles Airport
◦Embassy Suites by Hilton Las Vegas
•Subsequent to quarter end, the Company closed on the sale of the Embassy Suites by Hilton Philadelphia Airport for gross proceeds of $26.0 million.
•Also subsequent to quarter end, on October 20, 2026, Ashford Inc. irrevocably waived the base and incentive advisory fees that would otherwise accrue over a six-month period, which the Company expects to save approximately $17 million. The fees are waived, not deferred.
•Also on October 20, 2026, the Company entered into a share purchase agreement under which Ashford Inc. committed to purchase, in the open market, shares of the Company’s common stock equal to 2.5% of the Company’s outstanding common stock for each calendar quarter, beginning with the quarter ended September 30, 2026. If Ashford Inc. does not purchase the full quarterly amount within six months after the end of a quarter, it must provide the Company with a credit against future advisory fees equal to 150% of the volume-weighted average price of the common stock over that period for each share not purchased. Ashford Inc. has not yet purchased any shares under the agreement. Ashford Inc.’s obligations under the agreement are unchanged, and purchases for the quarter ended September 30, 2026 must be completed by March 31, 2027.
•Also on October 20, 2026, the Company terminated its at-the-market equity offering program with Virtu Americas LLC.
•On August 7, 2026, the Company refinanced the Highland loan pool with a $525.0 million new financing. The new loan has a two-year initial term, is interest only, bears interest at a rate of SOFR + 5.24%, compared to SOFR + 5.47% on the prior loan, and has three one-year extension options, subject to satisfaction of certain conditions. This refinancing also released the 14-hotel loan pool from a cash sweep that had been in effect for more than a year.
OPERATING PERFORMANCE AND CAPITAL STRUCTURE
“Our third quarter results demonstrate that Ashford Trust’s operational turnaround is gaining momentum,” said Stephen Zsigray, President and Chief Executive Officer. “Comparable RevPAR increased 7.3% in the quarter, our strongest growth this year, following increases of 3.3% in the first quarter and 6.6% in the second quarter. Comparable Hotel EBITDA grew 6.9% in the quarter and 6.8% year to date, and year-to-date AFFO per diluted share improved to $0.44 from $(3.13) a year ago.”
As of September 30, 2026, the Company had total loans of $1.9 billion with a blended average interest rate of 8.4%. Approximately 7% of the Company’s current consolidated debt is fixed-rate and approximately 93% is floating-rate.
“We have now sold 19 hotels this year for approximately $796 million, refinanced the Highland loan pool at a lower spread and released it from its cash sweep, and reduced total debt to $1.9 billion from $2.6 billion at the start of the year,” said Mr. Zsigray. “The benefit is positively impacting our results: interest expense declined 16% from the third quarter of last year.”

AHT Reports Third Quarter Results

November 10, 2026
“In October, our advisor, Ashford Inc., waived approximately $17 million of advisory fees and committed to buy 2.5% of our common stock in the open market every quarter, and we terminated our ATM program,” Mr. Zsigray added. “Those commitments will strengthen our liquidity and put our advisor’s capital alongside our common stockholders.”
UPDATE ON PREFERRED DIVIDENDS AND REDEMPTIONS
“The progress we have made this year in selling hotels, refinancing debt and growing hotel earnings has strengthened the capital structure that supports our preferred stock,” said Mr. Zsigray.
“At the same time, the forward curve is meaningfully higher today than it was a year ago, and elevated interest rates continue to constrain the Company’s ability to return capital to preferred holders.
“We intend to resume capital returns to preferred holders when conditions allow, and the Board will continue to evaluate preferred dividends each quarter. Dividends on the Company’s preferred stock are cumulative and will continue to accumulate while suspended.”
NON-GAAP MEASURES
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; the expected savings from the advisory fee waiver; the timing, number and prices of any purchases of our common stock by Ashford Inc. and the amount of any fee credits under the share purchase agreement; anticipated or expected purchases, sales or dispositions of assets; the strategic alternatives review by the Board of Directors Special Committee; our projected operating results; completion of any pending transactions; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an

AHT Reports Third Quarter Results

November 10, 2026
investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Investments in hotel properties, gross	$2,198,806	$3,069,016
Accumulated depreciation	(718,585)	(983,772)
Investments in hotel properties, net	1,480,221	2,085,244
Contract asset	218,997	355,138
Cash and cash equivalents	87,345	66,145
Restricted cash	122,059	149,580
Accounts receivable, net of allowance of $279 and $424, respectively	35,819	32,752
Inventories	2,590	3,598
Notes receivable, net	13,278	12,187
Investment in unconsolidated entities	7,129	7,265
Deferred costs, net	817	1,529
Derivative assets, net	4,418	410
Operating lease right-of-use assets	37,127	43,582
Prepaid expenses and other assets	32,063	32,057
Due from related parties, net	—	—
Due from third-party hotel managers	29,142	25,667
Assets held for sale	42,884	18,478
Total assets	$2,113,889	$2,833,632

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$1,839,271	$2,504,637
Indebtedness associated with hotels in receivership	149,011	294,771
Finance lease liability	17,051	17,536
Accounts payable and accrued expenses	117,056	123,773
Accrued interest payable	36,641	12,176
Accrued interest associated with hotels in receivership	69,987	84,155
Dividends and distributions payable	4,247	4,247
Due to Ashford Inc., net	67,614	40,643
Due to related parties, net	2,786	1,949
Due to third-party hotel managers	1,112	882
Operating lease liabilities	37,486	44,045
Other liabilities	36,552	36,768
Liabilities associated with assets held for sale	30,362	41,292
Total liabilities	2,409,176	3,206,874

Redeemable noncontrolling interests in operating partnership	20,776	20,516
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 and 7,684,201 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	196,268	179,818
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at September 30, 2026 and December 31, 2025	19,420	18,215
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at September 30, 2026 and December 31, 2025	5,820	5,484
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at September 30, 2026 and December 31, 2025	14,518	13,566
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at September 30, 2026 and December 31, 2025	11	11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at September 30, 2026 and December 31, 2025	10	10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at September 30, 2026 and December 31, 2025	15	15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at September 30, 2026 and December 31, 2025	10	10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at September 30, 2026 and December 31, 2025	11	11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,469,814 and 6,476,157 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	65	65
Additional paid-in capital	2,402,112	2,402,015
Accumulated deficit	(2,967,818)	(3,028,489)
Total stockholders' equity (deficit) of the Company	(565,584)	(626,352)
Noncontrolling interests in consolidated entities	13,495	15,511
Total equity (deficit)	(552,089)	(610,841)
Total liabilities and equity/deficit	$2,113,889	$2,833,632

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
REVENUE
Rooms	$164,876	$201,916	$574,519	$635,420
Food and beverage	36,271	45,922	134,848	155,787
Other	13,128	17,838	45,553	53,064
Total hotel revenue	214,275	265,676	754,920	844,271
Other	119	385	446	1,150
Total revenue	214,394	266,061	755,366	845,421
EXPENSES
Hotel operating expenses
Rooms	39,995	50,337	132,217	149,786
Food and beverage	25,878	33,273	91,449	104,454
Other expenses	76,982	100,497	258,150	296,979
Management fees	7,391	9,165	26,015	29,357
Total hotel operating expenses	150,246	193,272	507,831	580,576
Property taxes, insurance and other	11,745	16,212	39,818	48,495
Depreciation and amortization	24,744	34,589	85,378	107,204
Impairment charges	—	18,374	112,649	19,821
Advisory services fee:
Base advisory fee	8,639	8,414	25,454	24,948
Reimbursable expenses	9,261	2,881	26,612	9,500
Stock/unit-based compensation	29	(704)	85	(549)
Incentive fee	—	(27)	—	—
Stirling performance participation fee	—	(14)	—	213
Corporate, general and administrative:
Stock/unit-based compensation	—	—	—	13
Other general and administrative	1,683	7,303	4,610	17,107
Total operating expenses	206,347	280,300	802,437	807,328
Gain (loss) on disposition of assets and hotel properties	59,298	16,753	309,374	55,305
Gain (loss) on derecognition of assets	6,053	9,703	20,671	29,649
OPERATING INCOME (LOSS)	73,398	12,217	282,974	123,047
Equity in earnings (loss) of unconsolidated entities	19	129	(136)	(258)
Interest income	1,080	1,199	3,049	3,666
Other income (expense), net	—	—	3,223	—
Interest expense, net of discount amortization	(47,394)	(56,330)	(165,579)	(179,978)
Interest expense associated with hotels in receivership	(6,052)	(10,240)	(21,479)	(31,086)
Amortization of loan costs	(4,747)	(5,993)	(15,786)	(18,936)
Write-off of premiums, loan costs and exit fees	(141)	(2,278)	(1,700)	(8,361)
Gain (loss) on extinguishment of debt	(456)	58	(2,431)	43
Realized and unrealized gain (loss) on derivatives	1,822	(1,228)	2,623	(4,804)
INCOME (LOSS) BEFORE INCOME TAXES	17,529	(62,466)	84,758	(116,667)
Income tax benefit (expense)	(3,363)	(259)	(6,668)	(695)
NET INCOME (LOSS)	14,166	(62,725)	78,090	(117,362)
(Income) loss attributable to noncontrolling interest in consolidated entities	852	1,531	1,848	4,719
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(36)	1,045	(735)	2,127
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	14,982	(60,149)	79,203	(110,516)
Preferred dividends	(2,714)	(7,175)	(8,142)	(20,921)
Deemed dividends on redeemable preferred stock	(9,802)	(1,677)	(19,002)	(5,264)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$2,466	$(69,001)	$52,059	$(136,701)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.38	$(11.35)	$8.08	$(23.38)
Weighted average common shares outstanding – basic	6,453	6,081	6,446	5,847
Diluted:
Net income (loss) attributable to common stockholders	$0.12	$(11.35)	$0.80	$(23.38)
Weighted average common shares outstanding – diluted	99,615	6,081	89,168	5,847
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income (loss)	$14,166	$(62,725)	$78,090	$(117,362)
Interest expense and amortization of discounts and loan costs, net	52,141	62,323	181,365	198,914
Interest expense associated with hotels in receivership	6,052	10,240	21,479	31,086
Depreciation and amortization	24,744	34,589	85,378	107,204
Income tax expense (benefit)	3,363	259	6,668	695
Equity in (earnings) loss of unconsolidated entities	(19)	(129)	136	258
Company's portion of EBITDA of unconsolidated entities	330	426	797	952
EBITDA	100,777	44,983	373,913	221,747
Impairment charges on real estate	—	18,374	112,649	19,821
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(59,298)	(16,753)	(309,374)	(55,305)
(Gain) loss on derecognition of assets	(6,053)	(9,703)	(20,671)	(29,649)
EBITDAre	35,426	36,901	156,517	156,614
Amortization of unfavorable contract liabilities	(31)	(31)	(92)	(92)
Transaction and conversion costs	399	4,829	661	8,930
Write-off of premiums, loan costs and exit fees	141	2,278	1,700	8,361
Realized and unrealized (gain) loss on derivatives	(1,822)	1,228	(2,623)	4,804
Stock/unit-based compensation	29	(704)	85	(536)
Legal, advisory and settlement costs	250	765	254	1,618
Other (income) expense, net	—	—	(3,223)	—
Incentive fee	—	(27)	—	—
Stirling performance participation fee	—	(14)	—	213
(Gain) loss on extinguishment of debt	456	(58)	2,431	(43)
Severance	101	216	348	1,012
Adjusted EBITDAre	$34,949	$45,383	$156,058	$180,881
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income (loss)	$14,166	$(62,725)	$78,090	$(117,362)
(Income) loss attributable to noncontrolling interest in consolidated entities	852	1,531	1,848	4,719
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(36)	1,045	(735)	2,127
Preferred dividends	(2,714)	(7,175)	(8,142)	(20,921)
Deemed dividends on redeemable preferred stock	(9,802)	(1,677)	(19,002)	(5,264)
Net income (loss) attributable to common stockholders	2,466	(69,001)	52,059	(136,701)
Depreciation and amortization on real estate	24,011	34,047	84,037	105,083
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(59,298)	(16,753)	(309,374)	(55,305)
(Gain) loss on derecognition of assets	(6,053)	(9,703)	(20,671)	(29,649)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	36	(1,045)	735	(2,127)
Equity in (earnings) loss of unconsolidated entities	(19)	(129)	136	258
Impairment charges on real estate	—	18,374	112,649	19,821
Company's portion of FFO of unconsolidated entities	115	237	162	156
FFO available to common stockholders and OP unitholders	(38,742)	(43,973)	(80,267)	(98,464)
Deemed dividends on redeemable preferred stock	9,802	1,677	19,002	5,264
Transaction and conversion costs	399	4,829	661	8,930
Write-off of premiums, loan costs and exit fees	141	2,278	1,700	8,361
Unrealized (gain) loss on derivatives	(1,822)	1,712	(2,623)	6,453
Stock/unit-based compensation	29	(704)	85	(536)
Legal, advisory and settlement costs	250	765	254	1,618
Other (income) expense, net	—	—	(3,223)	—
Amortization of loan costs	4,747	5,988	15,786	18,856
Incentive fee	—	(27)	—	—
Stirling performance participation fee	—	(14)	—	213
(Gain) loss on extinguishment of debt	456	(58)	2,431	(43)
Interest expense associated with hotels in receivership	6,052	9,684	21,479	29,632
Severance	101	216	348	1,012
Default interest and late fees	4,024	—	27,179	—
Company's portion of adjustments to FFO of unconsolidated entities	22	10	66	85
Adjusted FFO available to common stockholders and OP unitholders	$(14,541)	$(17,617)	$2,878	$(18,619)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(2.22)	$(2.85)	$0.44	$(3.13)
Weighted average diluted shares	6,546	6,191	6,539	5,954

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2026
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (10)	Interest Rate (9)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (11)	Comparable TTM Hotel EBITDA Debt Yield
JPMorgan Chase - 8 hotels	February 2026	February 2026	SOFR (1) + 3.28%	$—	$325,000	$325,000	(2)	$(4,963)	(1.5)%	$30,698	9.4%
BAML Indigo Atlanta - 1 hotel	February 2027	February 2027	SOFR (1) + 2.85%	—	12,330	12,330	(3)	579	4.7%	2,281	18.5%
BAML/Sculptor KEYS Pool - 12 hotels	February 2027	February 2030	SOFR (1) + 4.48%	—	443,841	443,841	(4)	75,539	17.0%	60,964	13.7%
Morgan Stanley Pool - 6 hotels	March 2027	March 2028	SOFR (1) + 6.76%	—	106,478	106,478	(5)	178,868	168.0%	14,534	13.6%
BAML Nashville - 1 hotel	September 2027	September 2030	SOFR (1) + 2.26%	—	218,100	218,100	(6)	30,198	13.8%	37,865	17.4%
Torchlight Marriott Crystal Gateway - 1 hotel	November 2027	November 2029	SOFR (1) + 4.75%	—	121,500	121,500	(7)	13,023	10.7%	16,610	13.7%
Morgan Stanley Highland Pool - 14 hotels	August 2028	August 2031	SOFR (1) + 5.24%	—	525,000	525,000	(6)	67,523	12.9%	64,361	12.3%
BAML Pool - 4 hotels	December 2028	December 2028	8.51%	30,200	—	30,200		570	1.9%	4,394	14.5%
Preferred Equity Nashville - 1 hotel	May 2029	May 2029	11.14%	89,524	—	89,524	(8)	N/A	N/A	N/A	N/A
Stonebriar Le Meridien Fort Worth - 1 hotel	May 2033	May 2033	11.26%	15,552	—	15,552		(2,709)	(17.4)%	4,823	31.0%
Unencumbered Hotel - 1 hotel				—	—	—		1,772	N/A	4,214	N/A
Total				$135,276	$1,752,249	$1,887,525		$360,400	19.1%	$240,744	12.8%
Percentage				7.2%	92.8%	100.0%
Weighted average interest rate (9)				10.57%	8.27%	8.43%
All indebtedness is non-recourse.
The amounts do not include amounts related to the debt associated with hotels in receivership.
(1)    SOFR rate was 3.91% at September 30, 2026.
(2)    As of September 30, 2026, this mortgage loan was in default under the terms and conditions of the mortgage loan agreement. Default interest of 5.00% was accrued in addition to the stated interest rate, in accordance with the terms of the mortgage loan agreement, and is reflected in the Company’s consolidated balance sheet and statement of operations.
(3)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. The one-year extension option was exercised in February 2026.
(4)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. On October 5, 2026, this mortgage loan was paid down by $24.6 million in conjunction with the sale of the Embassy Suites in Philadelphia, Pennsylvania.
(5)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension option was exercised in March 2026.
(6)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.
(7)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.75%.
(8)    Terms of this preferred equity transaction include an 11.14% fixed preferred equity rate, consisting of 10.14% cash interest and 1.00% paid-in-kind interest.
(9)    Interest rates do not include default or late payment rates in effect on one mortgage loan.
(10)    The final maturity date assumes all available extension options will be exercised.
(11)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$164,876	$(5,020)	$159,856	$201,916	$(52,986)	$148,930	(18.34)%	7.34%
RevPAR	$140.51	$(132.94)	$140.76	$127.75	$(119.08)	$131.14	9.99%	7.34%
Occupancy	72.94%	(82.37)%	72.63%	70.93%	(68.76)%	71.78%	2.83%	1.18%
ADR	$192.63	$(161.39)	$193.81	$180.10	$(173.19)	$182.70	6.96%	6.08%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2026	2026	2026	2025	2025	2025	% Variance	% Variance
Rooms revenue (in thousands)	$574,519	$(82,814)	$491,705	$635,420	$(171,122)	$464,298	(9.58)%	5.90%
RevPAR	$143.72	$(131.96)	$145.91	$134.62	$(126.75)	$137.78	6.76%	5.90%
Occupancy	72.45%	(71.89)%	72.55%	71.39%	(70.41)%	71.78%	1.48%	1.07%
ADR	$198.38	$(183.54)	$201.12	$188.58	$(180.02)	$191.94	5.20%	4.78%

NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2026	2025	% Variance	2026	2025	% Variance
Total hotel revenue	$214,275	$265,675	(19.35)%	$754,920	$844,271	(10.58)%
Non-comparable adjustments	(5,936)	(70,464)		(110,057)	(226,015)
Comparable total hotel revenue	$208,339	$195,211	6.72%	$644,863	$618,256	4.30%

Hotel net income (loss)	$82,119	$26,634	208.32%	$292,689	$153,321	90.90%
Non-comparable adjustments	(53,270)	(1,332)		(257,446)	(50,040)
Comparable hotel net income (loss)	$28,849	$25,302	14.02%	$35,243	$103,281	(65.88)%
Hotel net income (loss) margin	38.32%	10.03%	28.29%	38.77%	18.16%	20.61%
Comparable hotel net income margin	13.85%	12.96%	0.89%	5.47%	16.71%	(11.24)%

Hotel EBITDA	$57,487	$68,740	(16.37)%	$222,643	$239,492	(7.04)%
Non-comparable adjustments	(1,981)	(16,810)		(30,487)	(59,605)
Comparable hotel EBITDA	$55,506	$51,930	6.89%	$192,156	$179,887	6.82%
Hotel EBITDA margin	26.83%	25.87%	0.96%	29.49%	28.37%	1.12%
Comparable hotel EBITDA margin	26.64%	26.60%	0.04%	29.80%	29.10%	0.70%
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026	2026	2026	2026	2026	2026	2026	2025	2025	2025
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$214,275	$(5,936)	$208,339	$273,067	$(44,091)	$228,976	$267,578	$(60,030)	$207,548	$258,583	$(65,949)	$192,634
Hotel net income (loss)	$82,119	$(53,270)	$28,849	$181,455	$(132,402)	$49,053	$29,115	$(71,774)	$(42,659)	$4,332	$18,618	$22,950
Hotel net income (loss) margin	38.32%		13.85%	66.45%		21.42%	10.88%		(20.55)%	1.68%		11.91%
Hotel EBITDA	$57,487	$(1,981)	$55,506	$88,351	$(13,410)	$74,941	$76,805	$(15,096)	$61,709	$63,133	$(14,545)	$48,588
Hotel EBITDA margin	26.83%		26.64%	32.35%		32.73%	28.70%		29.73%	24.41%		25.22%

Hotel net income (loss) % of total TTM	27.6%		49.6%	61.1%		84.3%	9.8%		(73.3)%	1.5%		39.4%
EBITDA % of total TTM	20.1%		23.1%	30.9%		31.1%	26.9%		25.6%	22.1%		20.2%

JV interests in Hotel net income (loss)	$(706)		$(706)	$(287)		$(287)	$(574)		$(574)	$(349)		$(349)
JV interests in EBITDA	$672		$672	$886		$886	$816		$816	$1,038		$1,038

	Actual	Non-comparable Adjustments	Comparable
	2026	2026	2026
	TTM	TTM	TTM
Total hotel revenue	$1,013,503	$(176,007)	$837,496
Hotel net income (loss)	$297,021	$(238,828)	$58,193
Hotel net income (loss) margin	29.31%		6.95%
Hotel EBITDA	$285,776	$(45,032)	$240,744
Hotel EBITDA margin	28.20%		28.75%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(1,916)		$(1,916)
JV interests in EBITDA	$3,411		$3,411
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2026	2026	2026	2025	2025	2025	% Variance	% Variance
Atlanta, GA Area	6	1,128	$140.47	$—	$140.47	$134.35	$—	$134.35	4.6%	4.6%
Dallas / Ft. Worth, TX Area	4	1,246	118.63	—	118.63	107.91	(89.59)	110.11	9.9%	7.7%
Houston, TX Area	1	303	132.18	—	132.18	106.99	(76.61)	135.75	23.5%	(2.6)%
Los Angeles, CA Metro Area	4	1,312	144.23	—	144.23	141.01	—	141.01	2.3%	2.3%
Miami, FL Metro Area	1	254	129.69	—	129.69	110.86	(93.41)	121.86	17.0%	6.4%
Minneapolis - St. Paul, MN Area	2	520	94.24	—	94.24	98.14	—	98.14	(4.0)%	(4.0)%
Nashville, TN Area	1	674	235.95	—	235.95	214.89	—	214.89	9.8%	9.8%
New York / New Jersey Metro Area	3	801	109.08	(149.46)	103.19	116.83	(155.35)	99.62	(6.6)%	3.6%
Orlando, FL Area	2	524	87.43	—	87.43	92.89	—	92.89	(5.9)%	(5.9)%
Philadelphia, PA Area	1	263	130.50	—	130.50	133.67	—	133.67	(2.4)%	(2.4)%
San Diego, CA Area	—	—	—	—	—	157.32	(157.32)	—	(100.0)%	—%
San Francisco - Oakland, CA Metro Area	1	258	207.50	—	208.27	147.50	(138.54)	166.08	40.7%	25.4%
Tampa, FL Area	1	238	113.66	—	113.66	93.75	(76.15)	118.36	21.2%	(4.0)%
Washington D.C. - MD - VA Area	7	2,026	148.12	(137.31)	148.59	130.81	(119.43)	133.07	13.2%	11.7%
Other Areas	15	2,797	147.09	(122.64)	148.89	126.20	(117.17)	133.31	16.6%	11.7%
Total Portfolio	49	12,344	$140.51	$(132.94)	$140.76	$127.75	$(119.08)	$131.14	10.0%	7.3%
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Nine Months Ended September 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2026	2026	2026	2025	2025	2025	% Variance	% Variance
Atlanta, GA Area	6	1,128	$142.09	$—	$142.09	$137.92	$—	$137.92	3.0%	3.0%
Boston, MA Area	—	—	—	—	—	38.81	(38.81)	—	(100.0)%	—%
Dallas / Ft. Worth, TX Area	4	1,246	132.46	(122.07)	133.03	119.91	(99.86)	122.32	10.5%	8.8%
Houston, TX Area	1	303	132.59	(73.09)	136.80	112.33	(92.08)	136.15	18.0%	0.5%
Los Angeles, CA Metro Area	4	1,312	158.21	—	158.21	150.25	—	150.25	5.3%	5.3%
Miami, FL Metro Area	1	254	214.00	(249.60)	206.12	177.53	(150.23)	194.73	20.5%	5.8%
Minneapolis - St. Paul, MN Area	2	520	85.83	—	85.83	75.83	—	75.83	13.2%	13.2%
Nashville, TN Area	1	674	236.21	—	236.21	229.62	—	229.62	2.9%	2.9%
New York / New Jersey Metro Area	3	801	99.04	(108.51)	95.77	101.62	(113.59)	96.27	(2.5)%	(0.5)%
Orlando, FL Area	2	524	117.16	—	117.16	117.02	—	117.02	0.1%	0.1%
Philadelphia, PA Area	1	263	129.88	—	129.88	123.98	—	123.98	4.8%	4.8%
San Diego, CA Area	—	—	132.68	(132.68)	—	149.53	(149.53)	—	(11.3)%	—%
San Francisco - Oakland, CA Metro Area	1	258	162.05	(127.31)	207.18	139.11	(125.07)	168.23	16.5%	23.2%
Tampa, FL Area	1	238	170.11	(199.23)	160.71	145.48	(138.73)	154.92	16.9%	3.7%
Washington D.C. - MD - VA Area	7	2,026	157.57	(134.07)	160.03	149.08	(135.96)	151.68	5.7%	5.5%
Other Areas	15	2,797	134.59	(129.81)	136.46	126.69	(127.71)	125.88	6.2%	8.4%
Total Portfolio	49	12,344	$143.72	$(131.96)	$145.91	$134.62	$(126.75)	$137.78	6.8%	5.9%
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2026
(in thousands, except share price)
(unaudited)

September 30, 2026
Common stock shares outstanding	6,470
Partnership units outstanding	93
Combined common stock shares and partnership units outstanding	6,563
Common stock price	$2.37
Market capitalization	$15,554
Series D cumulative preferred stock	$27,778
Series F cumulative preferred stock	$25,926
Series G cumulative preferred stock	$36,774
Series H cumulative preferred stock	$25,949
Series I cumulative preferred stock	$25,858
Series J redeemable preferred stock	$192,105
Series K redeemable preferred stock	$18,278
Series L redeemable preferred stock	$5,955
Series M redeemable preferred stock	$13,772
Indebtedness	$1,887,525
Joint venture partner's share of consolidated indebtedness	$(10,998)
Net working capital (see below)	$(68,380)
Total enterprise value (TEV)	$2,196,096

Cash and cash equivalents	$87,540
Restricted cash	$119,010
Accounts receivable, net	$36,380
Inventory	$2,690
Prepaid expenses	$20,803
Due from third-party hotel managers, net	$28,029
Total current assets	$294,452

Accounts payable, net & accrued expenses	$145,148
Dividends and distributions payable	$4,247
Due to affiliates, net	$76,677
Total current liabilities	$226,072

Net working capital *	$68,380
* Includes the Company's pro rata share of net working capital in joint ventures.
The amounts do not include amounts related to the debt associated with hotels in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2026	2026	2026	2025	September 30, 2026
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$82,119	$181,455	$29,115	$4,332	$297,021
Non-property adjustments	(52,598)	(124,569)	12,668	20,110	(144,389)
Interest income	(402)	(376)	(344)	(378)	(1,500)
Interest expense	1,789	1,858	2,127	2,694	8,468
Amortization of loan costs	—	—	2	30	32
Depreciation and amortization	24,695	28,580	31,956	34,042	119,273
Income tax expense (benefit)	515	—	2	—	517
Non-hotel EBITDA ownership expense	1,369	1,403	1,279	2,303	6,354
Hotel EBITDA including amounts attributable to noncontrolling interest	57,487	88,351	76,805	63,133	285,776
Non-comparable adjustments	(1,981)	(13,410)	(15,096)	(14,545)	(45,032)
Comparable hotel EBITDA	$55,506	$74,941	$61,709	$48,588	$240,744
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$82,119	$(67,952)	$14,167
Non-property adjustments	(52,598)	52,598	—
Interest income	(402)	402	—
Interest expense	1,789	51,657	53,446
Amortization of loan cost	—	4,747	4,747
Depreciation and amortization	24,695	49	24,744
Income tax expense (benefit)	515	2,848	3,363
Non-hotel EBITDA ownership expense	1,369	(1,369)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	57,487	42,980	100,467
Equity in (earnings) loss of unconsolidated entities	—	(19)	(19)
Company's portion of EBITDA of unconsolidated entities	—	330	330
Hotel EBITDA attributable to the Company and OP unitholders	$57,487	$43,291	$100,778
Non-comparable adjustments	(1,981)
Comparable hotel EBITDA	$55,506
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$181,455	$(52,074)	$129,381
Non-property adjustments	(124,569)	124,569	—
Interest income	(376)	376	—
Interest expense	1,858	56,617	58,475
Amortization of loan cost	—	4,802	4,802
Depreciation and amortization	28,580	48	28,628
Income tax expense (benefit)	—	2,553	2,553
Non-hotel EBITDA ownership expense	1,403	(1,403)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	88,351	135,488	223,839
Equity in (earnings) loss of unconsolidated entities	—	(47)	(47)
Company's portion of EBITDA of unconsolidated entities	—	359	359
Hotel EBITDA attributable to the Company and OP unitholders	$88,351	$135,800	$224,151
Non-comparable adjustments	(13,410)
Comparable hotel EBITDA	$74,941
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$29,115	$(94,572)	$(65,457)
Non-property adjustments	12,668	(12,668)	—
Interest income	(344)	344	—
Interest expense	2,127	73,010	75,137
Amortization of loan cost	2	6,235	6,237
Depreciation and amortization	31,956	50	32,006
Income tax expense (benefit)	2	750	752
Non-hotel EBITDA ownership expense	1,279	(1,279)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	76,805	(28,130)	48,675
Equity in (earnings) loss of unconsolidated entities	—	202	202
Company's portion of EBITDA of unconsolidated entities	—	108	108
Hotel EBITDA attributable to the Company and OP unitholders	$76,805	$(27,820)	$48,985
Non-comparable adjustments	(15,096)
Comparable hotel EBITDA	$61,709
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$4,332	$(75,129)	$(70,797)
Non-property adjustments	20,110	(20,110)	—
Interest income	(378)	378	—
Interest expense	2,694	55,939	58,633
Amortization of loan cost	30	6,604	6,634
Depreciation and amortization	34,042	49	34,091
Income tax expense (benefit)	—	(838)	(838)
Non-hotel EBITDA ownership expense	2,303	(2,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	63,133	(35,410)	27,723
Equity in (earnings) loss of unconsolidated entities	—	67	67
Company's portion of EBITDA of unconsolidated entities	—	256	256
Hotel EBITDA attributable to the Company and OP unitholders	$63,133	$(35,087)	$28,046
Non-comparable adjustments	(14,545)
Comparable hotel EBITDA	$48,588
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$26,634	$(89,359)	$(62,725)
Non-property adjustments	2,353	(2,353)	—
Interest income	(400)	400	—
Interest expense	3,061	63,509	66,570
Amortization of loan cost	35	5,958	5,993
Depreciation and amortization	34,540	49	34,589
Income tax expense (benefit)	—	259	259
Non-hotel EBITDA ownership expense	2,517	(2,517)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	68,740	(24,054)	44,686
Equity in (earnings) loss of unconsolidated entities	—	(129)	(129)
Company's portion of EBITDA of unconsolidated entities	—	426	426
Hotel EBITDA attributable to the Company and OP unitholders	$68,740	$(23,757)	$44,983
Non-comparable adjustments	(16,810)
Comparable hotel EBITDA	$51,930
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2026
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$292,689	$(214,598)	$78,091
Non-property adjustments	(164,499)	164,499	—
Interest income	(1,122)	1,122	—
Interest expense	5,774	181,284	187,058
Amortization of loan cost	2	15,784	15,786
Depreciation and amortization	85,231	147	85,378
Income tax expense (benefit)	517	6,151	6,668
Non-hotel EBITDA ownership expense	4,051	(4,051)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	222,643	150,338	372,981
Equity in (earnings) loss of unconsolidated entities	—	136	136
Company's portion of EBITDA of unconsolidated entities	—	797	797
Hotel EBITDA attributable to the Company and OP unitholders	$222,643	$151,271	$373,914
Non-comparable adjustments	(30,487)
Comparable hotel EBITDA	$192,156
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2025
	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$153,321	$(270,683)	$(117,362)
Non-property adjustments	(34,736)	34,736	—
Interest income	(1,116)	1,116	—
Interest expense	9,282	201,782	211,064
Amortization of loan cost	273	18,663	18,936
Depreciation and amortization	107,058	146	107,204
Income tax expense (benefit)	—	695	695
Non-hotel EBITDA ownership expense	5,410	(5,410)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	239,492	(18,955)	220,537
Equity in (earnings) loss of unconsolidated entities	—	258	258
Company's portion of EBITDA of unconsolidated entities	—	952	952
Hotel EBITDA attributable to the Company and OP unitholders	$239,492	$(17,745)	$221,747
Non-comparable adjustments	(59,605)
Comparable hotel EBITDA	$179,887
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended September 30, 2026
	BAML/Sculptor KEYS Pool - 12 hotels	Morgan Stanley Highland Pool - 14 hotels	Morgan Stanley Pool - 6 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$75,539	$67,523	$178,868	$(4,963)	$30,198	$579	$13,023
Non-property adjustments	(32,538)	(25,871)	(164,591)	17,674	(487)	18	—
Interest income	(140)	(356)	(209)	(215)	(140)	—	(346)
Interest expense	—	—	—	—	—	827	—
Amortization of loan costs	—	—	—	—	—	8	—
Depreciation and amortization	26,211	35,505	14,085	17,444	8,085	983	3,907
Income tax expense (benefit)	517	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,245	3,040	1,084	758	209	(135)	26
Hotel EBITDA including amounts attributable to noncontrolling interest	70,834	79,841	29,237	30,698	37,865	2,280	16,610
Non-comparable adjustments	(9,870)	(15,480)	(14,703)	—	—	1	—
Comparable hotel EBITDA	$60,964	$64,361	$14,534	$30,698	$37,865	$2,281	$16,610

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(2,709)	$570	$(63,379)	$1,772	$297,021
Non-property adjustments	—	—	61,406	—	(144,389)
Interest income	(94)	—	—	—	(1,500)
Interest expense	3,378	—	2,378	1,885	8,468
Amortization of loan costs	—	—	24	—	32
Depreciation and amortization	4,148	3,758	4,608	539	119,273
Income tax expense (benefit)	—	—	—	—	517
Non-hotel EBITDA ownership expense	100	68	(59)	18	6,354
Hotel EBITDA including amounts attributable to noncontrolling interest	4,823	4,396	4,978	4,214	285,776
Non-comparable adjustments	—	(2)	(4,978)	—	(45,032)
Comparable hotel EBITDA	$4,823	$4,394	$—	$4,214	$240,744
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2026
	BAML/Sculptor KEYS Pool - 12 hotels	Morgan Stanley Highland Pool - 14 hotels	Morgan Stanley Pool - 6 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$37,743	$(1,261)	$32,976	$1,918	$7,971	$129	$3,021
Non-property adjustments	(29,051)	6,187	(29,798)	—	—	—	—
Interest income	(36)	(96)	(55)	(65)	(35)	—	(88)
Interest expense	—	—	—	—	—	206	—
Amortization of loan costs	—	—	—	—	—	—	—
Depreciation and amortization	5,520	7,538	2,088	4,292	2,017	212	956
Income tax expense (benefit)	515	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	249	646	65	367	4	2	6
Hotel EBITDA including amounts attributable to noncontrolling interest	14,940	13,014	5,276	6,512	9,957	549	3,895
Non-comparable adjustments	(310)	(480)	(1,182)	—	—	1	—
Comparable hotel EBITDA	$14,630	$12,534	$4,094	$6,512	$9,957	$550	$3,895

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(999)	$237	$(245)	$629	$82,119
Non-property adjustments	—	—	64	—	(52,598)
Interest income	(27)	—	—	—	(402)
Interest expense	925	—	190	468	1,789
Amortization of loan costs	—	—	—	—	—
Depreciation and amortization	1,037	901	—	134	24,695
Income tax expense (benefit)	—	—	—	—	515
Non-hotel EBITDA ownership expense	15	9	—	6	1,369
Hotel EBITDA including amounts attributable to noncontrolling interest	951	1,147	9	1,237	57,487
Non-comparable adjustments	—	(1)	(9)	—	(1,981)
Comparable hotel EBITDA	$951	$1,146	$—	$1,237	$55,506
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2026
	BAML/Sculptor KEYS Pool - 12 hotels	Morgan Stanley Highland Pool - 14 hotels	Morgan Stanley Pool - 6 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$41,428	$112,463	$34,799	$4,623	$8,974	$216	$4,513
Non-property adjustments	(24,341)	(95,440)	(30,577)	—	—	—	—
Interest income	(37)	(90)	(50)	(57)	(34)	—	(84)
Interest expense	—	—	—	—	—	202	—
Amortization of loan costs	—	—	—	—	—	—	—
Depreciation and amortization	6,746	9,218	2,651	4,349	1,993	220	971
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	235	568	502	41	4	3	7
Hotel EBITDA including amounts attributable to noncontrolling interest	24,031	26,719	7,325	8,956	10,937	641	5,407
Non-comparable adjustments	(4,077)	(6,460)	(2,453)	—	—	—	—
Comparable hotel EBITDA	$19,954	$20,259	$4,872	$8,956	$10,937	$641	$5,407

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(406)	$350	$(26,258)	$753	$181,455
Non-property adjustments	—	—	25,789	—	(124,569)
Interest income	(24)	—	—	—	(376)
Interest expense	630	—	558	468	1,858
Amortization of loan costs	—	—	—	—	—
Depreciation and amortization	1,037	931	329	135	28,580
Income tax expense (benefit)	—	—	—	—	—
Non-hotel EBITDA ownership expense	15	22	1	5	1,403
Hotel EBITDA including amounts attributable to noncontrolling interest	1,252	1,303	419	1,361	88,351
Non-comparable adjustments	—	(1)	(419)	—	(13,410)
Comparable hotel EBITDA	$1,252	$1,302	$—	$1,361	$74,941
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2026
	BAML/Sculptor KEYS Pool - 12 hotels	Morgan Stanley Highland Pool - 14 hotels	Morgan Stanley Pool - 6 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$(11,647)	$(51,866)	$85,699	$(12,621)	$7,059	$204	$3,160
Non-property adjustments	22,275	64,118	(80,532)	17,674	—	18	—
Interest income	(33)	(84)	(46)	(45)	(34)	—	(81)
Interest expense	—	—	—	—	—	201	—
Amortization of loan costs	—	—	—	—	—	2	—
Depreciation and amortization	7,018	9,370	4,306	4,346	1,995	262	989
Income tax expense (benefit)	2	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	174	282	540	157	5	3	6
Hotel EBITDA including amounts attributable to noncontrolling interest	17,789	21,820	9,967	9,511	9,025	690	4,074
Non-comparable adjustments	(3,070)	(3,634)	(6,993)	—	—	—	—
Comparable hotel EBITDA	$14,719	$18,186	$2,974	$9,511	$9,025	$690	$4,074

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(811)	$(175)	$10,137	$(24)	$29,115
Non-property adjustments	—	—	(10,885)	—	12,668
Interest income	(21)	—	—	—	(344)
Interest expense	906	—	552	468	2,127
Amortization of loan costs	—	—	—	—	2
Depreciation and amortization	1,037	951	1,547	135	31,956
Income tax expense (benefit)	—	—	—	—	2
Non-hotel EBITDA ownership expense	42	19	48	3	1,279
Hotel EBITDA including amounts attributable to noncontrolling interest	1,153	795	1,399	582	76,805
Non-comparable adjustments	—	—	(1,399)	—	(15,096)
Comparable hotel EBITDA	$1,153	$795	$—	$582	$61,709
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	BAML/Sculptor KEYS Pool - 12 hotels	Morgan Stanley Highland Pool - 14 hotels	Morgan Stanley Pool - 6 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel
Net income (loss)	$8,015	$8,187	$25,394	$1,117	$6,194	$30	$2,329
Non-property adjustments	(1,421)	(736)	(23,684)	—	(487)	—	—
Interest income	(34)	(86)	(58)	(48)	(37)	—	(93)
Interest expense	—	—	—	—	—	218	—
Amortization of loan costs	—	—	—	—	—	6	—
Depreciation and amortization	6,927	9,379	5,040	4,457	2,080	289	991
Income tax expense (benefit)	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	587	1,544	(23)	193	196	(143)	7
Hotel EBITDA including amounts attributable to noncontrolling interest	14,074	18,288	6,669	5,719	7,946	400	3,234
Non-comparable adjustments	(2,413)	(4,906)	(4,075)	—	—	—	—
Comparable hotel EBITDA	$11,661	$13,382	$2,594	$5,719	$7,946	$400	$3,234

	Ft Worth Le Meridien - 1 hotel	BAML Pool - 4 hotels	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$(493)	$158	$(47,013)	$414	$4,332
Non-property adjustments	—	—	46,438	—	20,110
Interest income	(22)	—	—	—	(378)
Interest expense	917	—	1,078	481	2,694
Amortization of loan costs	—	—	24	—	30
Depreciation and amortization	1,037	975	2,732	135	34,042
Income tax expense (benefit)	—	—	—	—	—
Non-hotel EBITDA ownership expense	28	18	(108)	4	2,303
Hotel EBITDA including amounts attributable to noncontrolling interest	1,467	1,151	3,151	1,034	63,133
Non-comparable adjustments	—	—	(3,151)	—	(14,545)
Comparable hotel EBITDA	$1,467	$1,151	$—	$1,034	$48,588
NOTES:
(1)    The above comparable information assumes the 49 hotel properties owned and included in the Company’s operations at September 30, 2026, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.